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Scudder Variable Life Investment Fund

    Money Market Portfolio
    Bond Portfolio
    Balanced Portfolio
    Growth and Income Portfolio
    Capital Growth Portfolio
    Global Discovery Portfolio
    International Portfolio

Supplement to Prospectus
Dated May 1, 1998

On December 22, 1997, Zurich Insurance Company ("Zurich") entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T will be combined with Zurich's businesses (including Zurich's 70% interest in Scudder Kemper Investments, Inc. ("Scudder Kemper")) to form a new global insurance and financial services company known as Zurich Financial Services Group. After the transaction is completed, by way of a dual holding company structure, current Zurich shareholders will own approximately 57% of the new organization, with the balance owned by B.A.T's current shareholders.

The transaction is expected to close in the third quarter of 1998. Upon consummation of the transaction, each Portfolio's investment advisory agreement with Scudder Kemper will be deemed to have been assigned and, therefore, will terminate. The Board has approved new investment advisory agreements with Scudder Kemper, which are substantially identical to the current investment advisory agreements, except for the dates of execution and termination and, as applicable, the addition, in certain cases, of breakpoints in the fee structure. Each new investment advisory agreement is to become effective upon the termination of the current investment advisory agreements. The Board will seek shareholder approval of the new investment advisory agreements through a proxy solicitation that is currently scheduled to conclude in mid-December.

August 28, 1998